UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 14, 2026

Voyager Technologies, Inc.
(Exact name of registrant as specified in its charter)

Texas	001-42694	84-2754888
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
1225 17th Street, Suite 1100
Denver, Colorado 80202
(Address of principal executive offices, including Zip Code)
Registrant’s telephone number, including area code: (303) 500-6985

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	VOYG	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.
Voyager Technologies, Inc. (the “Company”) is filing this Current Report on Form 8-K (this “Form 8-K”) to recast its consolidated financial statements and historical segment disclosure previously reported in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 (the “2025 Form 10-K”).
As previously reported, effective the first fiscal quarter of 2026, the Company combined its Defense and National Security and Space Solutions segments into a single Defense and Space Technologies segment in order to align with how the Company’s Chief Operating Decision Maker views results. Following this segment combination, the Company has two reportable segments: (i) Defense and Space Technologies and (ii) Starlab Space Stations.
The Company is filing this Current Report on Form 8-K (the “Form 8-K”) solely to provide recast historical audited financial information and related disclosures for the Company with respect to each of the three years ended December 31, 2025, giving effect to the segment change at the beginning of the earliest period presented.
The information included in Exhibit 99.1 to this Form 8-K is presented in connection with the segment reporting changes described above and does not amend or restate the Company’s audited consolidated financial statements included in the 2025 Form 10-K. This Form 8-K, including the information contained in Exhibit 99.1 hereto does not reflect events occurring subsequent to the filing of the 2025 Form 10-K and does not modify or update the disclosures therein in any way, other than as required to retrospectively recast the change in segment reporting described above. Therefore, Exhibit 99.1 to this Current Report on Form 8-K should be read in conjunction with the Company’s 2025 Form 10-K, and subsequent filings with the SEC, including its Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.
Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
23	Consent of Independent Registered Public Accounting Firm
99.1
Updates, where applicable, to Part I, Item 1. Business, Item 2. Properties, Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations, and Part II, Item 8. Financial Statements and Supplementary Data, from Voyager’s Annual Report on Form 10-K for the year ended December 31, 2025

101.INS	XBRL Instance Document - the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.
101.SCH	XBRL Taxonomy Extension Schema Document.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
(d) Exhibits.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VOYAGER TECHNOLOGIES, INC.

Date: August 14, 2026	By:	/s/ Dylan Taylor
	Name:	Dylan Taylor
	Title:	Chief Executive Officer